iShares®

iShares Trust

Supplement dated December 20, 2024

to the currently effective Statement of Additional Information (the “SAI”) for the

iShares California Muni Bond ETF (CMF), iShares National Muni Bond ETF (MUB), iShares New York Muni Bond ETF (NYF) and iShares Short-Term National Muni Bond ETF (SUB) (each, a “Fund” and collectively, the “Municipal Bond Funds”)

Effective immediately, the following is added as a new “Non-Fundamental Investment Policy” of each Fund:

Under its non-fundamental investment restrictions, which may be changed by the Board without shareholder approval, each Fund may not:

•

In accordance with Rule 35d-1 under the 1940 Act, under normal circumstances, invest less than 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities and instruments in the Fund’s Underlying Index (applicable to the Municipal Bond Funds).

A Fund will notify its shareholders at least 60 days prior to any change in its restrictions described above.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-SUPP-DEC2-1224

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